                                                                    EXHIBIT 99.2



               [BAY VIEW CAPITAL CORPORATION LOGO APPEARS HERE]



                                   DISCLAIMER
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of the securities described herein, and is based on information provided by Bay View Acceptance Corporation with respect to the expected characteristics of the pool of motor vehicle installment sale contracts ("collateral pool") secured by new and used automobiles, sport utility vehicles, light trucks, motorcycles, recreational vehicles and vans, securing these securities. The actual characteristics and performance of the collateral pool will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations and warranties for, statements contained in, and omissions from this information. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral pool contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                         IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------


Bond Summary(1)


                                                 First      Last      Principal     Expected
  Offered     Approximate               WAL    Principal  Principal     Window       Ratings
Certificates     Size       Coupon    (Years)   Payment    Payment     (Years)    (Moody's/S&P)
-----------------------------------------------------------------------------------------------
A-1         $ 64,000,000    Fixed        0.25     04/00      09/00       0.50      P-1/A-1+
A-2         $132,000,000    Fixed        1.00     09/00      10/01       1.17      Aaa/AAA
A-3         $ 80,000,000    Fixed        2.00     10/01      09/02       1.00      Aaa/AAA
A-4         $ 80,559,840    Fixed(2)     3.28     09/02      05/05       2.75      Aaa/AAA
-----------------------------------------------------------------------------------------------

(1)  Pricing assumes 1.6% ABS to maturity.
(2) The pass-through interest rate for the Class A-4 Certificates for each Distribution Date will be equal to its respective fixed rate per annum as set forth in the final Prospectus Supplement; provided that such pass-through interest rate will not exceed the "Net WAC Cap", which will equal, for any Distribution Date, the weighted average coupon rates for the Receivables, based on their respective principal balances, minus the sum of the annualized rates used to calculate the Servicing/Other Fees (as described herein).

                   DESCRIPTION OF THE RECEIVABLES AS OF THE
                            CUT-OFF DATE (02/29/00)
                            -----------------------
                  (complete collateral tables on pages 9-12)



Number of Loans:                                              20,329
Current Balance:                                        $356,559,840
Average Balance:                                        $     17,540
Minimum Balance:                                        $      3,011
Maximum Balance:                                        $    123,596
Wtd. Average Coupon:                                            9.79%
Wtd. Average Original Term (months):                              68
Wtd. Average Remaining Term (months):                             57
Wtd. Average Seasoning (months):                                  11
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


PRICING INFORMATION

Pricing Assumption:           1.6% ABS.

Distribution Date:            The 25th day of each month (or, if any such date is not
                              a business day, the next business day thereafter) commencing in April of 2000.

Settlement Date:              On or about March 29th, 2000.

Cut-off Date:                 February 29th, 2000 (close of business).

Payment Delay:                24 days.

Payment Terms:                Monthly.

Servicing/Other Fees:         The collateral is subject to certain fees, including a
                              monthly servicing fee and a monthly premium payable to the
                              Certificate Insurer.

Interest Accrual Period:      With respect to the Class A-1 Certificates, interest will
                              accrue from and including the preceding Distribution Date
                              (or from and including the Closing Date in the case of the first Distribution Date in April 2000) to and including the day prior to the current Distribution Date at a fixed rate on an Actual/360 day basis.

                              With the exception of the Class A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date
                              based on a 30/360 basis.

Optional Redemption:          The Servicer has the right to purchase all of the Receivables as of the last day of any Collection Period on which the aggregate balance of the Receivables on the related Distribution Date (after the distribution of all amounts to be paid on such Distribution Date)
                              will be equal to or less than 10% of the initial aggregate balance of the
                              Receivables as of the Cut-off Date.

Optional Redemption Price:    The Optional Redemption Price for the Receivables will be equal to the fair market value of the Receivables; provided that such amount may not be less than the sum of:
                              (1)    100% of the outstanding aggregate certificate balance of all classes of the Offered Certificates;
                              (2)    accrued and unpaid interest on the outstanding certificate balances of all outstanding classes of the Offered Certificates at the weighted average interest rate of the Receivables; and
                              (3)    any amounts due to the Certificate Insurer.

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES

Title of Securities:          Bay View 2000-LJ-1 Auto Trust.


Offering Amount:              Approximately $356,559,840.

Seller and Servicer:          Bay View Acceptance Corporation ("Bay View"), a Nevada corporation, having its principal place of business in San Mateo, California.

Depositor:                    Bay View Securitization Corporation

Lead Underwriter:             PaineWebber Incorporated

Co-Underwriter:               Morgan Stanley Dean Witter

Certificate Insurer:          MBIA Insurance Corporation

Trustee:                      Bankers Trust Company

Offering:                     Public Shelf Offering - a prospectus and prospectus supplement will be distributed after pricing.

Form of Offering:             DTC, Euroclear, and Clearstream.

ERISA Considerations:         The Certificates are expected to be ERISA eligible.

Tax Considerations:           In the opinion of special tax counsel to the Depositor, for federal income purposes, the Trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership"
                              taxable as a corporation.

                              The Trustee and the certficateholders will agree to treat the
                              Trust as a partnership for federal income tax purposes.  As a partnership, the Trust will not be subject to federal income tax, and the certificateholders will be required to report their respective shares of the Trust's taxable income, deductions and other tax attributes.

Offered Certificates:         The Class A-1, Class A-2, Class A-3, and the Class A-4 Certificates
                              (the "Offered Certificates").

                              The Trust will be formed and will issue the Offered Certificates, pursuant to the Pooling and Servicing Agreement.  The Offered
                              Certificates will have an aggregate principal amount of approximately
                              $356,559,840.

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (Continued)


Assets of the Trust:          The Trust assets will include:
                              (i)    a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states and territories of the United
                                     States of America, secured by new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles, and vans (the
                                     "Receivables");
                              (ii)   certain monies (including accrued interest) due in respect of the receivables after February 29th, 2000;
                              (iii)  security interests in the related financed vehicles financed through the receivables;
                              (iv)   funds on deposit in a certificate account;
                              (v)    any proceeds from claims on certain insurance policies relating to the financed vehicles or the related obligors;
                              (vi)   an unconditional and irrevocable insurance policy issued by MBIA Insurance
                                     Corporation guaranteeing payments of principal and interest on the Offered
                                     Certificates; and
                              (vii)  certain rights under the agreements by which the Receivables are sold from
                                     Bay View Acceptance Corp. to the Seller and from the Seller to the Trust.

                              The Receivables have an aggregate principal balance of approximately $356,559,840 as of the Cut-off Date.

The Class A Certificates:     Class A-1 Monthly Interest: Generally, the amount of monthly interest distributable to the Class A-1 certificateholders on each Distribution Date is the product of:
                              (i)    1/360th of the interest rate for the Class A-1 certificates;
                              (ii)   the actual number of days from the previous Distribution Date through the day before the related Distribution Date or, in the case of the first
                                     Distribution Date (in April 2000), from the closing date; and
                              (iii)  the aggregate outstanding certificate balance of the Class A-1 Certificates on the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date).


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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (Continued)


The Class A Certificates
(continued):                  Other Class A Certificates Interest: Generally, the amount of monthly interest distributable to each class of Class A
                              certificates (other than the Class A-1 certificateholders)
                              on each Distribution Date is the product of:
                              (i)    1/12th of the interest rate applicable to such class of certificates; and
                              (ii)   the aggregate outstanding certificate balance of such class on the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date) or, in the case of the first Distribution
                                     Date, from the closing date.

                              The Net WAC Cap: The amount of interest distributable to the Class A-4
                              Certificates is subject to a Net WAC Cap (as defined in footnote #2 above).
                              The MBIA Insurance Policy does not cover any shortfall in interest on the
                              Class A-4 Certificates due to the Net WAC Cap.  Such shortfalls will not be carried forward for future payment.

                              Principal:  On each Distribution Date, the Trustee will distribute principal to each class of Class A certificateholders of record as of the record date.
                              Generally, the amount of monthly principal the Trust will pay is equal to the decrease in the outstanding principal balance of the receivables pool during the previous calendar month.

                              Principal will be distributed to the Class A certificateholders in the order of the alpha-numeric designation of each class of the Class A certificates, starting with the Class A-1 certificates and ending with the Class A-4 certificates.  For example, no principal will be distributed to the Class A-2 certificateholders until the outstanding certificate balance of the Class A-1 certificates has been reduced to zero.

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (Continued)


Priority of Payments:         Unless an Event of Default has occurred and is continuing:
                              (1)    An amount equal to the sum of (i) the amount of outstanding advances in respect of Receivables that became defaulted Receivables during the prior collection period, plus (ii) the amount of outstanding advances in respect of Receivables that the servicer determines to be unrecoverable, to the
                                     Servicer;
                              (2)    The monthly servicing fee, including any overdue monthly servicing fee, to the Servicer, to the extent not previously distributed to the Servicer;
                              (3)    Monthly interest, including any overdue monthly interest amounts, to the
                                     Class A certificateholders;
                              (4)    Monthly principal, together with any overdue monthly principal, to the
                                     Class A certificateholders in accordance with the Principal Distribution
                                     Sequence (as described above under "The Class A Certificates - Principal");
                              (5)    The insurance premium (including any overdue insurance premium, plus accrued interest thereon) to the Certificate Insurer;
                              (6)    The amount of recoveries of advances to the servicer (to the extent not applied pursuant to (1) above on or prior to such Distribution Date);
                              (7)    The aggregate amount of any unreimbursed draws on the MBIA Insurance Policy payable to the Certificate Insurer under the insurance and reimbursement agreement, for monthly interest, monthly principal, and any other amounts owing to the Certificate Insurer under the insurance and reimbursement agreement, plus accrued interest thereon; and
                              (8)    The excess, if any, to the Class IC certificateholder.

Credit Enhancement:           Credit Enhancement is provided by the following two mechanisms:
                              (1)    Excess spread; and
                              (2)    100% MBIA Insurance Policy covering timely payment of interest and ultimate payment of principal on the Offered Certificates.

(1) Excess Spread:            The weighted average coupon rate on the Receivables is generally expected to be higher than the sum of (a) the monthly servicing fee and all other fees, including the insurance premium, and (b) the weighted average pass-through rate on the Offered Certificates, thus generating excess interest collections which will be available, to the extent required, to fund payments on the Offered Certificates on each Distribution Date.


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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement
(continued):


(2) MBIA Insurance Policy:    MBIA will issue an Insurance Policy that will unconditionally and irrevocably guarantee the payment of the monthly servicing fee and the distribution of monthly interest and monthly principal on the Offered Certificates up to the Policy Amount.

                              The Policy Amount with respect to any Distribution Date will be the sum:
                              (1)    the monthly servicing fee;
                              (2)    monthly interest; and
                              (3)    the lesser of (a) the outstanding aggregate certificate balance of all classes of Class A certificates on such Distribution Date (after giving effect to any distributions of available funds to distribute monthly principal on such Distribution Date) and (b) the initial aggregate certificate balance of the Class A certificates minus all amounts drawn on the MBIA Insurance Policy with respect to monthly principal.

Prospectus:                   The Offered Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Offered Certificates and the collateral, including the Receivables, is contained in the Prospectus.  The material presented herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Legal Investment:             The Class A-1 certificates will be eligible for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.


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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


COMPOSITION OF THE RECEIVABLES

The sums and percentages in the following tables may not equal the totals shown due to rounding.



Aggregate Field              Description              Number of       Current           Original      Weighted Average
                                                     Receivables     Principal         Principal        Contract Rate
                                                                      Balance           Balance
-----------------------------------------------------------------------------------------------------------------------------
Product Type       New Autos and Light-Duty Trucks         6,661      $118,294,001      $144,319,297              9.28%
                   Used Autos and Light-Duty Trucks        8,619       141,814,340       169,336,973             10.21
                   Used Motorcycles                            4            59,290            67,729             10.91
                   New Recreational Vehicles                   6            95,174           105,152              8.22
                   Used Recreational Vehicles                  9           111,677           121,439             10.33
                   New Sport Utility Vehicles              1,637        36,434,497        43,490,550              9.22
                   Used Sport Utility Vehicles             2,009        36,719,812        43,019,076             10.28
                   New Vans                                  632        12,123,614        14,889,421              9.44
                   Used Vans                                 752        10,907,435        13,152,462             10.57
                                                       ---------    --------------     -------------            ------
                                                          20,329      $356,559,840      $428,502,100              9.79%
-----------------------------------------------------------------------------------------------------------------------------



Aggregate Field              Description              Weighted Average     Weighted Average      Percent of Current
                                                       Remaining Term        Original Term       Principal Balance
                                                       to Maturity(1)       to Maturity(2)
-----------------------------------------------------------------------------------------------------------------------------
Product Type       New Autos and Light-Duty Trucks          55.82                67.83                 33.18%
                   Used Autos and Light-Duty Trucks         56.93                67.82                 39.77
                   Used Motorcycles                         51.09                60.00                  0.02
                   New Recreational Vehicles                45.61                50.95                  0.03
                   Used Recreational Vehicles               53.68                59.15                  0.03
                   New Sport Utility Vehicles               58.76                69.96                 10.22
                   Used Sport Utility Vehicles              59.90                70.40                 10.30
                   New Vans                                 57.97                70.80                  3.40
                   Used Vans                                56.66                67.66                  3.06
                                                         --------             --------              --------
                                                            57.08                68.39                100.00%
-----------------------------------------------------------------------------------------------------------------------------


(1) Expressed in months. Based on scheduled maturity as of the Cut-off Date and assuming no prepayment of the Receivables.
(2) Expressed in months. Based on scheduled maturity as of the origination date and assuming no prepayment of the Receivables.

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


COMPOSITION OF THE RECEIVABLES  (Continued)


Aggregate Field              Description        Number of Receivables    Current Principal     Percent of Current
                                                                              Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------------------

State                         Texas                    11,057                $172,396,438               48.35%
                              California                5,589                 110,783,845               31.07
                              Illinois                  1,168                  25,031,039                7.02
                              Arizona                     509                   9,834,708                2.76
                              Colorado                    358                   7,468,072                2.09
                              New Mexico                  280                   5,413,285                1.52
                              Nevada                      265                   5,409,409                1.52
                              Oregon                      228                   4,742,461                1.33
                              Other                       875                  15,480,583                4.34
                                                       ------               -------------              ------
                                                       20,329                $356,559,840              100.00%
-------------------------------------------------------------------------------------------------------------------


Aggregate Field              Description        Number of Receivables    Current Principal     Percent of Current
                                                                              Balance          Principal Balance
-------------------------------------------------------------------------------------------------------------------

Model Year                    1990 or Prior               786                $ 12,580,346                3.53%
                              1991                        242                   4,254,056                1.19
                              1992                        287                   4,739,930                1.33
                              1993                        445                   6,593,092                1.85
                              1994                        828                  12,252,999                3.44
                              1995                      1,730                  26,976,056                7.57
                              1996                      1,978                  29,068,749                8.15
                              1997                      3,794                  59,364,143               16.65
                              1998                      4,087                  69,077,475               19.37
                              1999                      4,683                  97,487,347               27.34
                              2000                      1,469                  34,165,646                9.58
                                                       ------              -------------              ------
                                                       20,329                $356,559,840              100.00%
-------------------------------------------------------------------------------------------------------------------

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


COMPOSITION OF THE RECEIVABLES (Continued)


Aggregate Field                       Description               Number of        Current Principal     Percent of Current
                                                               Receivables            Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------------------

Remaining Term                       12 Months                     17               $     95,876               0.03%
                                     13 to  24 Months             666                  5,047,476               1.42
                                     25 to  36 Months           2,981                 32,034,786               8.98
                                     37 to  48 Months           5,119                 76,895,213              21.57
                                     49 to  60 Months           5,855                106,103,169              29.76
                                     61 to  72 Months           3,495                 76,561,914              21.47
                                     73 to  84 Months           1,345                 35,900,887              10.07
                                     85 to 96 Months              850                 23,908,378               6.71
                                     97 Months or Greater           1                     12,141               0.00
                                                               ------               ------------             ------
                                                               20,329               $356,559,840             100.00%
---------------------------------------------------------------------------------------------------------------------------


Aggregate Field                       Description               Number of        Current Principal     Percent of Current
                                                               Receivables            Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------------------

Original Term                        13 to  24 Months              80               $    651,301               0.18%
                                     25 to  36 Months             528                  5,372,847               1.51
                                     37 to  48 Months           1,498                 17,863,188               5.01
                                     49 to  60 Months           9,854                146,774,487              41.16
                                     61 to  72 Months           4,991                 98,355,906              27.58
                                     73 to  84 Months           2,432                 61,142,662              17.15
                                     85 to 96 Months              945                 26,387,306               7.40
                                     97 Months or Greater           1                     12,141               0.00
                                                               ------                -----------             ------
                                                               20,329               $356,559,840             100.00%
---------------------------------------------------------------------------------------------------------------------------

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
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--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


COMPOSITION OF THE RECEIVABLES (Continued)



Aggregate Field                   Description            Number of Receivables  Current Principal    Percent of Current
                                                                                     Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------------------

Current Balance                $0.01 to  $5,000.00                    351            $  1,492,317           0.42%
                               $5,000.01 to $10,000.00              3,110              24,631,029           6.91
                               $10,000.01 to $15,000.00             5,288              66,625,563          18.69
                               $15,000.01 to $20,000.00             5,030              87,296,390          24.48
                               $20,000.01 to $25,000.00             3,190              71,149,923          19.95
                               $25,000.01 to $30,000.00             1,831              49,927,273          14.00
                               $30,000.01 to $35,000.00               894              28,779,137           8.07
                               $35,000.01 to $40,000.00               374              13,822,720           3.88
                               $40,000.01 to $45,000.00               132               5,556,077           1.56
                               $45,000.01 to $50,000.00                59               2,762,085           0.77
                               $50,000.01 or Greater                   70               4,517,326           1.27
                                                                   ------             -----------         ------
                                                                   20,329            $356,559,840         100.00%
---------------------------------------------------------------------------------------------------------------------------



Aggregate Field                   Description       Number of Receivables  Current Principal    Percent of Current
                                                                                Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------------------


Contract Rate                  Up to 7.000%                           808            $ 13,756,274           3.86%
                                  7.001%  - 7.500%                  1,276              19,374,150           5.43
                                  7.501%  - 8.000%                  1,697              27,761,068           7.79
                                  8.001%  - 8.500%                  1,620              26,082,121           7.31
                                  8.501%  - 9.000%                  2,243              37,061,184          10.39
                                  9.001%  - 9.500%                  1,792              32,703,855           9.17
                                9.501%  -  10.000%                  3,095              56,945,610          15.97
                                10.001%  - 10.500%                  2,196              40,501,300          11.36
                                10.501%  - 11.000%                  3,019              55,067,705          15.44
                                11.001%  - 11.500%                    386               8,306,053           2.33
                                11.501%  - 12.000%                    482              10,532,214           2.95
                                12.001%  - 12.500%                    302               6,388,564           1.79
                                12.501%  - 13.000%                    332               6,256,444           1.75
                                13.001%  - 13.500%                    282               4,844,435           1.36
                                13.501%  - 14.000%                    238               4,161,778           1.17
                               14.001% or Greater                     561               6,817,084           1.91
                                                                   ------             -----------         ------
                                                                   20,329            $356,559,840         100.00%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


BOND SENSITIVITY TO PREPAYMENTS(1)
                                                                         % ABS

CLASS A-1                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 -----   -----   -----   -----   -----   -----
AVERAGE LIFE (YEARS)              0.33    0.27    0.25    0.22    0.17    0.13
FIRST PAY                        04/00   04/00   04/00   04/00   04/00   04/00
LAST PAY                         11/00   09/00   09/00   08/00   07/00   06/00
WINDOW (YEARS)                    0.67    0.50    0.50    0.42    0.33    0.25
------------------------------------------------------------------------------

                                                                         % ABS

CLASS A-2                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 -----   -----   -----   -----   -----   -----
AVERAGE LIFE (YEARS)              1.31    1.10    1.00    0.83    0.64    0.48
YIELD @ 100.000                   7.24%   7.17%   7.12%   7.01%   6.83%   6.56%
DURATION                          1.20    1.02    0.93    0.78    0.60    0.46
FIRST PAY                        11/00   09/00   09/00   08/00   07/00   06/00
LAST PAY                         04/02   12/01   10/01   07/01   03/01   01/01
WINDOW (YEARS)                    1.50    1.33    1.17    1.00    0.75    0.67
------------------------------------------------------------------------------

                                                                         % ABS

CLASS A-3                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 ----    ----    ----    ----    ----    ----
AVERAGE LIFE (YEARS)              2.55    2.18    2.00    1.65    1.31    1.05
YIELD @ 100.000                   7.31%   7.27%   7.25%   7.20%   7.12%   7.02%
DURATION                          2.25    1.95    1.80    1.50    1.20    0.97
FIRST PAY                        04/02   12/01   10/01   07/01   03/01   01/01
LAST PAY                         05/03   12/02   09/02   04/02   11/01   07/01
WINDOW (YEARS)                    1.17    1.08    1.00    0.83    0.75    0.58
------------------------------------------------------------------------------

                                                                         % ABS

CLASS A-4                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 -----   -----   -----   -----   -----   -----
AVERAGE LIFE (YEARS)              4.02    3.57    3.28    2.73    2.19    1.81
YIELD @ 100.000                   7.42%   7.40%   7.39%   7.36%   7.31%   7.26%
DURATION                          3.35    3.02    2.81    2.38    1.95    1.63
FIRST PAY                        05/03   12/02   09/02   04/02   11/01   07/01
LAST PAY                         05/06   02/06   05/05   04/04   06/03   12/02
WINDOW (YEARS)                    3.08    3.25    2.75    2.08    1.67    1.50
------------------------------------------------------------------------------

(1) Priced to maturity.